UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported): October 27, 2014

MetLife Insurance Company of Connecticut
(Exact name of registrant as specified in its charter)

Connecticut	33-03094	06-0566090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Hall Boulevard, Bloomfield, Connecticut		06002
(Address of Principal Executive Offices)		(Zip Code)

(212) 578-2211
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.435)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
In connection with registration statements on Form N-4 to be filed by MetLife Insurance Company of Connecticut (the “Company”), the Company is filing its December 31, 2013 consolidated financial statements which have been updated to reflect additional information in the subsequent events footnote.

Item 9.01  Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

	23.1	Consent of Deloitte & Touche LLP.

	99.1	Consolidated financial statements of the Company as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011

	101.INS	XBRL Instance Document.

	101.SCH	XBRL Taxonomy Extension Schema Document.

	101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

	101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

	101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

	101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

METLIFE INSURANCE COMPANY OF CONNECTICUT

By:	/s/ Peter M. Carlson
Name:	Peter M. Carlson
Title:	Executive Vice President
and Chief Accounting Officer
(Authorized Signatory and Principal Accounting Officer)
Date: October 27, 2014

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Consolidated financial statements of the Company as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.